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                                                                  EXECUTION COPY


                          INTERIM MANAGEMENT AGREEMENT

                  AGREEMENT, made as of this 2nd day of February, 2000 by and among Filene's Basement, Inc. and Filene's Basement Corp. (collectively, "Debtor"), Base Acquisition Corp. ("Manager") and Value City Department Stores, Inc. (the "Guarantor").

                                R E C I T A L S:

                  WHEREAS, Debtor desires Manager to manage all of the Debtor's operations relating to the retail sale and distribution of men's and women's fashion apparel and accessories (the "Business") during the term of this Agreement, and Manager is willing to manage the Business in accordance with terms hereinafter set forth; and

                  WHEREAS, to induce Debtor to enter into this Agreement, Guarantor is willing to guarantee the performance of all of Manager's obligations under this Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                             APPOINTMENT OF MANAGER

                  Subject to the approval of the United States Bankruptcy Court for the District of Massachusetts or such other court having jurisdiction of the Debtor's chapter


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11 cases (the "Bankruptcy Court"), Debtor hereby appoints Manager as the exclusive manager of the Business, and Manager accepts such appointment on the terms and conditions herein set forth.

                                   ARTICLE II.

                                TERM OF AGREEMENT

                  The term of this Agreement shall be for a period commencing on the date the Bankruptcy Court approves this Agreement and terminating on the date the transaction under the Asset Purchase Agreement between Debtor and Manager (the "Purchase Agreement") closes (the "Purchase Agreement Closing") or unless sooner terminated in accordance with the provisions of this Agreement (the "Operating Period"), but in no event shall the Operating Period extend past the date of the Purchase Agreement Closing.

                                  ARTICLE III.

                                DUTIES OF MANAGER

                  During the Operating Period, Manager shall have complete and exclusive control over, and responsibility for, the daily operation of the Debtor's business, it being expressly agreed that the issues related to the Debtor's rights and obligations in its chapter 11 cases shall remain in the sole and exclusive control of the Debtor, as Debtor-in-Possession, subject to approval of the Bankruptcy Court as needed and subject to the rights of other parties in interest to be heard. Manager agrees that its duties shall include, but not be limited to, the following:

          1. To use commercially reasonable efforts and due diligence in the management and operation of the Business.


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          2. To perform its duties in a commercially reasonable manner.

          3. To supervise employees of the Debtor as is necessary or appropriate to operate the Business, provided, however, during the Operating Period, Manager will not cause Debtor to enter into any employment agreement with any employee of Debtor whose duties relate to the operations of the Business.

          4. To supervise all administrative, bookkeeping, accounting and clerical services, including the maintenance of payroll records, as necessary for the operation and maintenance of the Business,

          5. To approve the purchase of all inventory, materials and supplies required for the operation of the Business. Debtor acknowledges that Manager shall be permitted to purchase inventory from affiliates of Manager at an amount not to exceed the cost of such inventory to such affiliates plus 10% (the "Cost"). Manager shall cause Debtor to pay invoices relating to such inventory in accordance with the terms and in the ordinary course of the Debtor's Business. Debtor agrees that, to the extent Debtor closes a transaction whereby Debtor sells all or substantially all of the assets of the Business, or another transaction similar to the transaction contemplated by the Purchase Agreement, with another purchaser other than the Manager (a "Third Party Transaction"), the Cost of any such inventory, materials or supplies not otherwise paid by Debtor shall be paid at, and from the proceeds of, the closing of such Third Party Transaction.

          6. To maintain the Debtor's property as is reasonably necessary for the proper maintenance and operation of the Business.


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          7. To give Debtor prompt notice of any claims made against Debtor, or
     Debtor and Manager, and to cooperate fully with Debtor and with any insurance carrier to ensure that all such claims will be properly investigated and defended.

          8. To comply at Debtor's sole cost and expense (except as provided in the Purchase Agreement in the event of a Purchase Agreement Closing), with all the terms, conditions and obligations of all leases, contracts and other agreements in connection with the Business and promptly notify Debtor of the receipt of any notice of default or non-compliance received in connection with such agreements.

          9. To cause, at Debtor's sole cost and expense, all such acts and things to be done in connection with the Business as shall be necessary to comply with all statutes, ordinances, laws, rules, regulations, orders and determinations affecting or issued in connection with the Business by any governmental authority having jurisdiction thereon, in accordance with Debtor's customary business practices.

          10. Not to permit or suffer any lien, charge or encumbrance to be placed on the Business or any of the Debtor's assets associated with the Business by reason of actions taken by Manager after the effective date hereof, other than those liens, charges or encumbrances asserted prior to the date hereof.

          11. Notwithstanding anything to the contrary contained herein, Manager shall not, except in the ordinary course of business, (i) convey or pledge any property of Debtor, except for the sale of inventory in the ordinary course of business; (ii) institute or defend lawsuits or other legal proceedings on behalf of the Debtor; or (iii) borrow money or execute any promissory note or other obligation to pay money on


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     behalf of Debtor, other than in connection with the debtor in possession financing facility (the "DIP Facility"), it being agreed that nothing herein shall permit Manger to amend the DIP Facility, unless such amendment is consented to by Debtor, such consent not to be unreasonably withheld.

          12. Subject to availability of funds under the DIP Facility, Manager shall pay the lawful obligations of the Debtor, including the administrative expenses of the Debtor's estate.

          13. To conduct GOB sales at the Debtor's Aisle 3 stores.

          14. To do or cause to be done all such other acts and things as may be reasonably necessary to protect Debtor's rights with respect to the Business and Debtor's assets and the operation of the Business.

                                   ARTICLE IV.

                                    INSURANCE

                  Manager agrees to maintain, at Debtor's sole cost and expense (except as provided in the Purchase Agreement in the event of a Purchase Agreement Closing) Debtor's existing insurance coverage during the Operating Period, or to otherwise procure and maintain insurance coverage on at least as economically advantageous terms to Debtor. In the event that such existing insurance coverage is involuntarily terminated, Manager agrees, with Debtor's full cooperation and at Debtor's sole cost and expense (except as provided in the Purchase Agreement in the event of a Purchase Agreement Closing), to use its commercially reasonable efforts to procure and maintain for the


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duration of the Operating Period property, liability, workmen's compensation coverage and other insurance coverage on the Business, its assets and its operation substantially of the types and in the amounts presently maintained by Debtor. Manager shall ensure that all such insurance policies shall be carried in the name of the Debtor, with Manager and such other persons named as additional insureds or otherwise as may be required under the Debtor's leases, contracts and financing agreements.

                                   ARTICLE V.

                                 WORKING CAPITAL

          1. Notwithstanding any other provision of this Agreement, Manager shall have no obligation hereunder to provide any working capital or funds to Debtor for the Business during the Operating Period nor shall Manager be responsible for any losses incurred by the Debtor, the Business or by the Manager in connection with its operation of the Business, except as expressly provided herein and in the Purchase Agreement in the event of a Purchase Agreement Closing, in which case, as more fully set forth in the Purchase Agreement, Manager will assume all losses directly related to operation of the Business during the Operating Period.

          2. All working capital and funds required for the operation of the Business during the Operating Period shall be either generated by the operation of the Business or provided in accordance with the DIP Facility approved by the Bankruptcy Court.

          3. Upon request no more than once per week, Manager will cause Debtor to send to the lenders under the DIP Facility (the "DIP Lenders") and Debtor's


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     Official Committee of Unsecured Creditors (the "Committee") a report or reports with respect to the Business in a form prescribed by Debtor and approved by the DIP Lenders and the Committee, which reports will contain appropriate and reasonable information.

                                   ARTICLE VI.

                          ACCOUNTS, RECORDS AND REPORTS

          1. Manager will cause the Debtor to maintain Debtor's bank accounts and deposit into those accounts all monies received from the operation of the Business; will disburse the same only in connection with the operation of the Business; will not commingle such monies with other funds of Manager or others; and will hold such monies for the benefit of Debtor in accordance with the provisions of this Agreement.

          2. Manager shall cause the Debtor to keep full and adequate books of account and such other records in compliance with Debtor's past practice and industry standards and as are necessary or advisable to reflect correctly and completely the results of the operation of the Business.

          3. Manager will cause the Debtor to deliver detailed statements of receipts, disbursements, accruals, assets, liabilities, and results of store operations in such detail and at such time or times as shall be reasonably required by Debtor to satisfy its financial reporting requirements. If this Agreement is terminated, Manager will deliver to Debtor, DIP Lenders and the Committee at Debtor's sole cost and expense a financial statement for the Operating Period, as certified by Manager's independent auditor, within 45 days of the end of the Operating Period, as well as


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     copies of all books, records, reports, documents and other media of an kind or nature generated during the Operating Period in connection with this Agreement.

          4. Upon reasonable advance written notice, Manager shall cause Debtor to provide reasonable access to the DIP Lenders and the Committee, and their accountants, attorneys and agents, to the books and records of the Business at mutually agreeable times during the Operating Period.

          5. Debtor shall have access to the books and records of the Business.

                                  ARTICLE VII.

                                EARLY TERMINATION

          1. If Manager shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by it for a period of five days after receipt of written notice thereof, then Debtor shall have the right to terminate this Agreement upon five days' written notice to Manager, given at any time after the period of grace applicable thereto, and thereupon this Agreement shall terminate upon the expiration of such five day period.

          2. If Debtor shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by it for a period of five days after receipt of written notice thereof, then Manager shall have the right to terminate this Agreement upon five days' written notice to Debtor, given at any time after the period of grace applicable thereto, and thereupon this Agreement shall terminate upon the expiration of such five day period.


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          3. If (i) Debtor closes the transaction contemplated in the Purchase
     Agreement with Manager, (ii) Debtor closes a Third Party Transaction, or
     (iii) the Purchase Agreement shall terminate, this Agreement shall terminate as of the Purchase Agreement Closing or as of the closing of the Third Party Transaction, or as of the termination of the Purchase Agreement, respectively.

          4. Except as provided in Article VII, Section 5, and Article VIII upon the termination of this Agreement under the provisions of this Article VII, neither party hereto shall have any liability to the other party for any reason whatsoever.

          5. Neither Debtor nor Manager will assert against the other, and each hereby waives with respect to each other, any claims for any losses, damages, liabilities or expenses (including attorneys' fees and expenses) incurred or sustained by either of them on account of damage or injury to persons or property or otherwise arising out of the operation or maintenance of the Business, other than losses incurred or sustained due to the gross negligence or willful misconduct of the other party and/or to the extent that the same are covered by the aforesaid insurance policies.

          6. From and after the date hereof, Debtor shall indemnify and save and hold harmless Manager from, against, for and in respect of any and all damages, losses, obligations, liabilities, deficiencies, costs, expenses, including, without limitation, interest, penalties, reasonable attorneys' fees and reasonable amounts paid in investigation, defense and/or settlement, suffered, sustained, incurred or required to be paid by Manager by reason of, or in connection with, or arising out of any demand, claim, suit, action, investigation or proceeding by any person or entity not a party to


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     this Agreement with respect to the conduct of the Business by Manager during the Operating Period, other than conduct on the part of Manger constituting willful misconduct or gross negligence.

                                  ARTICLE VIII.

                                 MANAGEMENT FEE

          1. Manager shall earn a monthly management fee (the "Management Fee") of 1% of sales in the stores operated pursuant to this Agreement, which fee shall be paid to Manager at the closing of the Third Party Transaction with another bidder, or upon termination of this Agreement for any reason other than Manager's default.

          2. If the transaction contemplated by the Purchase Agreement closes with Manager, Manager shall waive its Management Fee hereunder.

                                   ARTICLE IX.

                                 CONFIDENTIALITY

                  The Manager shall not dispense, copy, use, sell or disclose, directly or indirectly, any Confidential Information without obtaining the express written consent of the Debtor, or otherwise as may be required by applicable law. For purposes of this section, "Confidential Information" shall include non-public, proprietary information concerning the Debtor and its Business. The term Confidential Information shall not include, however, information which was made available by Debtor to any other party on a non-confidential basis or becomes generally available to the public other than as a result of a disclosure by the Manager.


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                                   ARTICLE X.

                      LICENSE TO USE INTELLECTUAL PROPERTY

                  During the Operating Period, Debtor shall grant to Manager a non-exclusive license to use the tradenames, trademarks and other intellectual property of Debtor used in connection with the Business (as more fully described in Schedules 3.6(a) and 3.6(k) of the Purchase Agreement), but solely in connection with its obligations hereunder. Such license will terminate upon the termination of this Agreement.

                                   ARTICLE XI.

                   AGREEMENT NOT AN INTEREST IN REAL PROPERTY

                  This Agreement shall not be deemed at any time to grant an interest in or a lien of any nature or kind against any of the Debtor's real or personal property.

                                  ARTICLE XII.

                         NO PARTNERSHIP OR JOINT VENTURE

                  Nothing contained in this Agreement shall constitute or be construed to be or create a partnership or joint venture between Debtor, its successors or assigns, on the one part, and either Manager or Guarantor, or both, or their successors or assigns, on the other part.

                                  ARTICLE XIII.

                                  JURISDICTION


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                  Any unresolved controversy or claim between the parties hereto relating to, arising out of, or in any way connected with this Agreement or any term or condition hereof or the performance by any party of its obligations hereunder, shall be submitted to the Bankruptcy Court for resolution.

                                  ARTICLE XIV.

                               GENERAL PROVISIONS

          1. This Agreement contains the entire agreement between the parties regarding the management of the Business and shall supersede all previous communications and agreements, whether oral or written, with respect to the subject matter hereof and the provisions hereof may not be modified or superseded except by an instrument in writing signed by a duly authorized officer or representative of each of the parties hereto.

          2. If any term or provision of this Agreement is held to be illegal or unenforceable, then this Agreement, except for such part or parts thereof, shall continue to be in full force and effect.

          3. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Neither the rights nor the duties of Manager hereunder may be assigned, in whole or in part.


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          4. All questions relating to the validity, interpretation, rights and remedies of the parties under this Agreement shall be decided solely in accordance with the laws of the State of New York.

          5. Any notice, request or other communication with respect to this Agreement shall be in writing and shall be deemed to have been duly given it delivered personally or sent by overnight mail or by receipted facsimile to the parties at the addresses set forth below:

          If to Debtor:                      Filene's Basement Corp.
                                             Filene's Basement, Inc.
                                             40 Walnut Street
                                             Wellesley, Massachusetts 02481
                                             Steven R. Siegel
                                             Fax:  (617) 348-7130

          with a copy (which                 Mintz Levin Cohn Ferris Glovsky and
          shall not constitute               Popeo PC
          notice) to:                        One Financial Center
                                             Boston, Massachusetts 02111
                                             William Kannel, Esq.
                                             Fax:  (617) 542-2241

                                             and

                                             Chappell White LLP
                                             268 Summer Street
                                             Boston, Massachusetts 02110
                                             Robert C. Zinnershine, Esq.
                                             Fax:  (617) 772-9696

          If to Purchaser:                   Base Acquisition Corp.
                                             3241 Westerville Road
                                             Columbus, Ohio  43224
                                             Robert M. Wysinski
                                             Fax:  (614) 337 4681

                                             and

                                             Schottenstein Stores Corporation
                                             1800 Moler Road


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                                             Columbus, Ohio 43207
                                             Irwin A. Bain
                                             Fax:  (614) 443-0972

          with a copy (which                 Weil, Gotshal & Manges LLP
          shall not constitute               767 Fifth Avenue
          notice) to:                        New York, New York 10153
                                             Adam C. Rogoff, Esq.
                                             Fax:  (212) 310-8007

                  Any party by written notice to the others may change than address to which notices shall be directed.

                  6. This Agreement is expressly subject to the approval of the Bankruptcy Court.





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                  IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunto subscribed as of the date and year first above written.


                                            FILENE'S BASEMENT, INC. and
                                            FILENE'S BASEMENT CORP.

                                            By:
                                               ---------------------------------

                                            BASE ACQUISITION CORP.

                                            By:
                                               ---------------------------------





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